TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus

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Transamerica Large Cap Value

The following replaces the information in the Prospectus under the section entitled “Management – Portfolio Managers” relating to Transamerica Large Cap Value:

Portfolio Managers:

Chris Leavy, CFA, Portfolio Manager since 2012

Peter Stournaras, CFA, Portfolio Manager since 2010

The following replaces the information in the Prospectus under the section entitled “Shareholder Information – Portfolio Manager(s)” relating to Transamerica Large Cap Value:

Name	Sub-Adviser	Positions Over Past Five Years
Chris Leavy, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2010; Portfolio Manager with BlackRock Investment Management, LLC since 2010, Managing Director and Chief Investment Officer of Fundamental Equity (Americas); OppenheimerFunds, Inc. (Chief Investment Officer - Equities and Head of Equities 2007-2009, Head of Value Equity Group 2000-2006, Portfolio Manager 2000-2008)

Peter Stournaras, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the fund since 2010; Portfolio Manager with BlackRock Investment Management, LLC since 2010, Managing Director and Member of the BlackRock Portfolio Management Group (PMG) U.S. Large Cap Series Equity Team; Director of Quantitative Active Management at Northern Trust Company (2006 – 2010); Portfolio Manager at Smith Barney/Legg Mason (2005 – 2006)

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Investors Should Retain this Supplement for Future Reference

July 17, 2012